                                                            Exhibit Number 10.2


                                 IMPERIAL BANK
                           California's Business Bank



                                                                    Loan #164

                             DISBURSEMENT AGREEMENT

This Disbursement Agreement is made as of March 27, 1995, between Imperial Bank (hereinafter referred to as "BANK") and UNIVERSITY REAL ESTATE PARTNERSHIP V, a California limited partnership (hereinafter referred to as "UREP").

The additional advance loan funds in the amount of $400,000.00 are designated for an shall be disbursed exclusively in connection with the following items:


          Payment Shortfall Reserve              $220,120
          Tenant Improvements                     $35,990
          Leasing Commissions                     $94,797
          Monument Sign                           $49,183

The following shall be delivered to BANK for its review and approval concurrently with any draw request:

     a) Request for Payment form RE-22, signed by authorized representatives of UREP, named below;

     b) Original invoices and appropriate lien releases from persons, firms and corporations that have supplied labor, materials or services in connection with the construction of improvements;

     c) a copy of the lease covering space to be improved, executed by UREP and tenant, along with a description of the work required for the completion of the improvements, if not set forth in the lease;

     d) an estoppel certificate and subordination, non-disturbance and attomment agreement executed by UREP and tenant in BANK's form;

     e) a current financial statement for the tenant of the space to be improved and any such other information regarding the tenant as BANK deems necessary;

     f) a copy of the plans and specifications covering the space for which the disbursement is being requested;

     g) a copy of the resume, financial statement and statement of qualification, in form acceptable to BANK, for the contractor responsible for the completion of the improvements;

     h) a detailed cost breakdown of the cost of construction of the improvements for which the disbursement is being requested;

     i)   a copy of the construction contract covering the space to be improved;

     j)   a copy of the building permit covering the space to be improved;

     k) evidence of worker's compensation insurance issued by a company acceptable to BANK;

     l) Satisfactory evidence, in writing, between UREP and tenant, that the improvements have been completed and are acceptable to UREP and tenant;

     m) the original invoice/commission agreement for payment of lease commission, in form and content acceptable to BANK.

Upon receipt and approval of documentation submitted, BANK shall verify work by a physical inspection of the property and improvements.

Upon BANK's verification of the work by inspection, the amount approved by BANK shall be disbursed into account #09-096-701 opened at BANK in the name of UREP. Funds shall be disbursed from the account via check executed by UREP directly to the persons, firm or corporation that has supplied labor, material or performed services in connection with the Property, or to UREP if the disbursement is a reimbursement of payment previously made by UREP, and verification of which is acceptable to BANK.

Notwithstanding the foregoing, BANK shall reserve the right to disburse jointly to UREP and contractor, subcontractor or supplier that has supplied labor, materials or services in connection with the Property.

Notwithstanding anything contained herein to the contrary, in the event BANK determines that there are insufficient additional advance funds to complete the tenant improvements on the Property, BANK shall not be obligated to further disburse any funds which are allocated for said tenant improvements unless and until Borrower has deposited with BANK, in immediately available funds, an amount equal to the difference between the cost of completion of said tenant improvements, as determined by BANK, and the amount of funds remaining which are allocated for said tenant improvements.

In connection with a request for payment of leasing commissions, BANK shall disburse Leasing Commissions in an amount equal to fifty (50%) percent of the total commission upon the receipt of items (c) and (m) above, and the remaining fifty percent (50%) upon occupancy of the leased space by the tenant, as determined by BANK, and as evidenced by delivery to BANK of (I) a Certificate of Occupancy, or such other written evidence of completion as is customarily furnished by the appropriate governmental agency, in form and content acceptable to BANK.

Disbursement of funds designated as Payment Shortfall Reserve Funds shall be made at BANK's sole discretion and only upon the receipt, review and approval of the property operating statements, as specified by BANK.


                          SEE ATTACHED SIGNATURE PAGE

SIGNATURE PAGE ATTACHED TO THAT CERTAIN DISBURSEMENT AGREEMENT DATED MARCH 27, 1995, EXECUTED BY UNIVERSITY REAL ESTATE PARTNERSHIP V, A CALIFORNIA LIMITED PARTNERSHIP.


UNIVERSITY REAL ESTATE PARTNERSHIP V,
a California limited partnership

By:  University Advisory Company,
     a California general partnership, general partner

     By:  Southmark Investors, Inc.
          a Nevada corporation, general partner

          By: /s/ Charles B. Brewer
              ---------------------------------------
          Charles B. Brewer, Executive Vice President

     By:  Southmark Commercial Management, Inc.,
          a Georgia corporation, general partner

          By: /s/ Charles B. Brewer
              ---------------------------------------
          Charles B. Brewer, Executive Vice President

                           DO NOT DESTROY THIS NOTE:

When paid, this note, together with the deed of trust securing same, must be surrendered to the Trustee for cancellation before reconveyance will be made.


                                 IMPERIAL BANK
                           California's Business Bank
                                                                    Loan No. 164
                                                  Loan Officer's Initials ______

                         NOTE SECURED BY DEED OF TRUST
                            (PRINCIPAL AND INTEREST)


$400,000.00            Inglewood, California,       March 27, 1995

On ______________, and as hereinafter provided, FOR VALUE RECEIVED, the undersigned promises to pay to IMPERIAL BANK ("BANK"), a California banking corporation, OR ORDER, at 9920 S. La Cienega Blvd., Inglewood, California 90301, the principal sum of Four Hundred Thousand Hundred Dollars ($400,000.00) or such sums up to the maximum if so stated, as the BANK may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from the date of disbursement, on the unpaid principal balance at the rate of Nine and one-half percent (9.5%) per year.

Interest shall be computed at the above rate on the basis of a 30-day month during which the principal balance is outstanding divided by 360, which shall, for interest computation purposes, be considered one year.

Principal and interest shall be payable, in arrears, on the first day of each calendar month beginning May 1, 1995, based upon a twenty-five (25) year amortization period at the interest rate set forth above.

Any payment of interest not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, to principal.

Any partial prepayment shall be applied to the installments, if any, in order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of FIVE PERCENT (5%) per year in excess of the rate provided for above, as it may vary from time to time.

Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest within ten (10) days following when due; the filing as to each person obligated heron, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor. Notwithstanding anything to the contrary contained in this note, no action in connection with a non-monetary default shall be taken by the holder until the expiration of ten (10) days after written notice is delivered to the undersigned.

If any installment payment or principal balance payment due hereunder is delinquent Ten (10) or more business days, Obligor agrees to pay a late charge in the amount of FIVE PERCENT (5%) of the payment so due and unpaid, in addition to the payment. Nothing in this paragraph is to be construed as an obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the older hereof on account of such collection, including those expenses and fees which may be incurred in connection with the appointment of a receiver and all appearances in bankruptcy or insolvency proceedings, plus interest at the rate applicable to principal, whether suit is filed hereon. Each Obligor shall be jointly and severally liable hereunder and consents to renewals, replacements and extensions of time for payment hereof, before, at or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the rights to assert any statue of limitations. Any married person who signs this note agrees that recourse may be had against such person's separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States.

This note is secured by a deed of trust dated November 29, 1989, to IMPERIAL BANCORP, as Trustee, which contains the following provision: "In the event the herein described property, or any part thereof, or any interest therein, is sold, agreed to be sold, conveyed, transferred, disposed of, further encumbered, or alienated by Trustor or by the operation of law or otherwise without written consent of beneficiary first obtained, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder beneficiary, and without demand or notice shall immediately become due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions."

No single or partial exercise of any power hereunder, or under the deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercise any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.


UNIVERSITY REAL ESTATE PARTNERSHIP V, a California limited partnership


                          SEE ATTACHED SIGNATURE PAGE

SIGNATURE PAGE ATTACHED TO THAT CERTAIN NOTE SECURED BY DEED OF TRUST DATED MARCH 27, 1995, EXECUTED BY UNIVERSITY REAL ESTATE PARTNERSHIP V, A CALIFORNIA LIMITED PARTNERSHIP.



UNIVERSITY REAL ESTATE PARTNERSHIP V,
a California limited partnership

By:  University Advisory Company,
     a California general partnership, general partner

     By:  Southmark Investors, Inc.,
          a Nevada corporation, general partner

          By: /s/ Charles B. Brewer
              ---------------------------------------
          Charles B. Brewer, Executive Vice President

     By:  Southmark Commercial Management, Inc.,
          a Georgia corporation, general partner

          By: /s/ Charles B. Brewer
              ---------------------------------------
          Charles B. Brewer, Executive Vice President